    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 10, 1999


                                                      REGISTRATION NO. 333-83549
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------


                                AMENDMENT NO. 2

                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933
                             ---------------------

                                  ENRON CORP.
                (Name of Registrant as specified in its charter)

                      OREGON                                            47-0255140
           (State or other jurisdiction                              (I.R.S. Employer
        of incorporation or organization)                          Identification No.)

                                 REX R. ROGERS
                                  ENRON CORP.
                               VICE PRESIDENT AND
                           ASSOCIATE GENERAL COUNSEL
                               1400 SMITH STREET
                              HOUSTON, TEXAS 77002
                           TELEPHONE: (713) 853-3069
                           FACSIMILE: (713) 646-5847

         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices and agent for service)

                                   Copies to:

                 MICHAEL P. FINCH                                     GARY W. ORLOFF
              VINSON & ELKINS L.L.P.                          BRACEWELL & PATTERSON, L.L.P.
        2300 FIRST CITY TOWER, 1001 FANNIN                      711 LOUISIANA, SUITE 2900
               HOUSTON, TEXAS 77002                                HOUSTON, TEXAS 77002
            TELEPHONE: (713) 758-2128                           TELEPHONE: (713) 221-1306
            FACSIMILE: (713) 615-5282                           FACSIMILE: (713) 221-2166

                             ---------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this registration statement becomes effective.

    If any of the securities registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

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--------------------------------------------------------------------------------

                                EXPLANATORY NOTE



     The purpose of this Amendment No. 2 to Registration Statement on Form S-3 (No. 333-83549) of Enron Corp. is to file Exhibit No. 1.01 -- the form of Underwriting Agreement. This Amendment No. 2 consists solely of Part II, Information Not Required in Prospectus, and Exhibit 1.01.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The following table sets forth various expenses in connection with the sale and distribution of the securities being registered, other than the underwriting discounts and commissions. All amounts shown are estimates except the SEC registration fee.

SEC registration fee........................................  $ 62,742
Legal fees and expenses.....................................    80,000
Accounting fees and expenses................................    50,000
Printing and engraving fees.................................   150,000
Trustee's fees and expenses.................................    15,000
Miscellaneous...............................................    17,258
                                                              --------
          Total.............................................  $375,000
                                                              ========

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Enron Charter contains provisions under which Enron will indemnify, to the fullest extent permitted by law, persons who are made a party to an action or proceeding by virtue of the fact that the individual is or was a director, officer, or, in certain circumstances, an employee or agent, of Enron or another corporation at Enron's request. The Oregon Business Corporation Act generally permits such indemnification to the extent that the individual acted in good faith and in a manner which he reasonably believed to be in the best interest of or not opposed to the corporation or, with respect to criminal matters, if the individual had no reasonable cause to believe his or her conduct was unlawful. In addition, the Enron Charter contains a provision that eliminates the personal liability of a director to the corporation or its shareholders for monetary damages for conduct as a director, except for liability of a director (1) for breach of the duty of loyalty, (2) for actions or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) for the payment of improper dividends or redemptions, or (4) for any transaction from which the director derived an improper personal benefit.

     Enron has purchased liability insurance policies covering its directors and officers to provide protection where Enron cannot legally indemnify a director or officer and where a claim arises under the Employee Retirement Income Security Act of 1974 against a director or officer based on an alleged breach of fiduciary duty or other wrongful act.

ITEM 16. EXHIBITS.


          *1.01           Form of Underwriting Agreement.
           3.01           Amended and Restated Articles of Incorporation of Enron
                          (Annex E to the Proxy Statement/Prospectus included in
                          Enron's Registration Statement on Form S-4 -- File No.
                          333-13791).
           3.02           Articles of Merger of Enron Oregon Corp., an Oregon
                          corporation, and Enron Corp., a Delaware corporation
                          (Exhibit 3.02 to Post-Effective Amendment No. 1 to Enron's
                          Registration Statement on Form S-3 -- File No. 33-60417).
           3.03           Articles of Merger of Enron Corp., an Oregon corporation,
                          and Portland General Corporation, an Oregon corporation
                          (Exhibit 3.03 to Post-Effective Amendment No. 1 to Enron's
                          Registration Statement on Form S-3 -- File No. 33-60417).
           3.04           Bylaws of Enron (Exhibit 3.04 to Post-Effective Amendment
                          No. 1 to Enron's Registration Statement on Form S-3 -- File
                          No. 33-60417).
           3.05           Form of Series Designation for the Enron Convertible
                          Preferred Stock (Annex F to the Proxy Statement/Prospectus
                          included in Enron's Registration Statement on Form
                          S-4 -- File No. 333-13791).
           3.06           Form of Series Designation for the Enron 9.142% Preferred
                          Stock (Annex G to the Proxy Statement/Prospectus included in
                          Enron's Registration Statement on Form S-4 -- File No.
                          333-13791).
           3.07           Form of Series Designation for the Enron Series A Junior
                          Voting Convertible Preferred Stock (Exhibit 3.07 to Enron's
                          Registration Statement on Form S-3 -- Form 333-44133).
           3.08           Statement of Resolutions Establishing a Series of Preferred
                          Stock of Enron Corp. -- Mandatorily Convertible Single Reset
                          Preferred Stock, Series A (Exhibit 4.01 to Enron's Form 8-K
                          filed on January 26, 1999).
           3.09           Statement of Resolutions Establishing a Series of Preferred
                          Stock of Enron Corp. -- Mandatorily Convertible Single Reset
                          Preferred Stock, Series B (Exhibit 4.02 to Enron's Form 8-K
                          filed on January 26, 1999).
           4.01           Indenture dated November 1, 1985 between Enron and the
                          Trustee (Form T-3 Application for Qualification of
                          Indentures under the Trust Indenture Act of 1939, File No.
                          22-14390, filed on October 24, 1985).
           4.02           First Supplemental Indenture dated as of December 1, 1995, between Enron and the Trustee (Exhibit 4(b) to Enron's
                          Registration Statement on Form S-3 filed on November 8,
                          1995).
           4.03           Supplemental Indenture, dated as of May 8, 1997, by and
                          among Enron Corp., Enron Oregon Corp. and Harris Trust and
                          Savings Bank, as Trustee (Exhibit 4.02 to Post-Effective
                          Amendment No. 1 to Enron's Registration Statement on Form
                          S-3, File No. 33-60417).
           4.04           Form of Supplemental Indenture, dated as of September 1,
                          1997, between Enron Corp. and Harris Trust and Savings Bank, as Trustee (Exhibit 4.03 to Enron's Registration Statement
                          on Form S-3, File No. 333-35549).
           4.05           Form of supplemental indenture relating to the Exchangeable
                          Notes.
           4.06           Form of Exchangeable Note (included in Exhibit 4.05).
           5.01           Opinion of James V. Derrick, Jr., Esq., Executive Vice
                          President and General Counsel of Enron Corp.
           8.01           Opinion of Vinson & Elkins L.L.P. as to certain tax matters.
          10.01           Share Exchange Agreement dated as of July 19, 1999 between
                          Enron Corp. and Enron Oil & Gas Company (Exhibit 2 to Enron
                          Oil & Gas Company's Registration Statement on Form S-3, File
                          No. 333-83533).
          12.01           Statement and Computation Showing the Ratio of Earnings to
                          Fixed Charges.

          23.01           Consent of Arthur Andersen LLP.
          23.02           Consent of DeGolyer and MacNaughton.
          23.03           Consent of James V. Derrick, Jr., Esq. (included in Exhibit
                          5.01 above).
          23.04           Consent of Vinson & Elkins L.L.P. (included in Exhibit 8.01 above).
          24              Powers of Attorney of certain directors of Enron Corp.
          25              Form T-1, Statement of Eligibility under the Trust Indenture
                          Act of 1939 of Harris Trust and Savings Bank.


---------------


* Filed herewith.


ITEM 17. UNDERTAKINGS.

     The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The undersigned Registrant hereby undertakes that:

          (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or
     (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, Enron certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement or amendment to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Houston and State of Texas, on the 10th day of August, 1999.


                                          ENRON CORP.

                                          By:    /s/ RICHARD A. CAUSEY
                                            ------------------------------------
                                                    (Richard A. Causey)
                                                Executive Vice President and
                                                  Chief Accounting Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement or amendment has been signed below by the following persons in the capacities with Enron indicated and on the 30th day of July, 1999.

                      SIGNATURE                                                TITLE
                      ---------                                                -----
                 /s/ KENNETH L. LAY                         Chairman of the Board, Chief Executive
-----------------------------------------------------       Officer and Director (Principal Executive
                  (Kenneth L. Lay)                          Officer)

                /s/ RICHARD A. CAUSEY                       Executive Vice President and Chief
-----------------------------------------------------       Accounting Officer (Principal Accounting
                 (Richard A. Causey)                        Officer)

                /s/ ANDREW S. FASTOW                        Executive Vice President and Chief Financial
-----------------------------------------------------       Officer (Principal Financial Officer)
                 (Andrew S. Fastow)

                          *                                 Director
-----------------------------------------------------
                 (Robert A. Belfer)

                          *                                 Director
-----------------------------------------------------
               (Norman P. Blake, Jr.)

                          *                                 Director
-----------------------------------------------------
                  (Ronnie C. Chan)

                          *                                 Director
-----------------------------------------------------
                  (John H. Duncan)

                          *                                 Director
-----------------------------------------------------
                    (Joe H. Foy)

                          *                                 Director
-----------------------------------------------------
                  (Wendy L. Gramm)

                          *                                 Director
-----------------------------------------------------
                  (Ken L. Harrison)

                          *                                 Director
-----------------------------------------------------
                (Robert K. Jaedicke)

                      SIGNATURE                                                TITLE
                      ---------                                                -----

                          *                                 Director
-----------------------------------------------------
               (Charles A. LeMaistre)

                                                            Director
-----------------------------------------------------
                  (Rebecca P. Mark)

                          *                                 Director
-----------------------------------------------------
                  (John Mendelsohn)

                                                            Director
-----------------------------------------------------
                  (Jerome J. Meyer)

                          *                                 Director and President and Chief Operating
-----------------------------------------------------       Officer
                (Jeffrey K. Skilling)

                          *                                 Director
-----------------------------------------------------
                 (John A. Urquhart)

                          *                                 Director
-----------------------------------------------------
                   (John Wakeham)

                          *                                 Director
-----------------------------------------------------
              (Herbert S. Winokur, Jr.)

           *By:     /s/ REBECCA C. CARTER
  ------------------------------------------------
                 (Rebecca C. Carter)
      (Attorney-in-fact for persons indicated)

                               INDEX TO EXHIBITS


          *1.01           Form of Underwriting Agreement.
           3.01           Amended and Restated Articles of Incorporation of Enron
                          (Annex E to the Proxy Statement/Prospectus included in
                          Enron's Registration Statement on Form S-4 -- File No.
                          333-13791).
           3.02           Articles of Merger of Enron Oregon Corp., an Oregon
                          corporation, and Enron Corp., a Delaware corporation
                          (Exhibit 3.02 to Post-Effective Amendment No. 1 to Enron's
                          Registration Statement on Form S-3 -- File No. 33-60417).
           3.03           Articles of Merger of Enron Corp., an Oregon corporation,
                          and Portland General Corporation, an Oregon corporation
                          (Exhibit 3.03 to Post-Effective Amendment No. 1 to Enron's
                          Registration Statement on Form S-3 -- File No. 33-60417).
           3.04           Bylaws of Enron (Exhibit 3.04 to Post-Effective Amendment
                          No. 1 to Enron's Registration Statement on Form S-3 -- File
                          No. 33-60417).
           3.05           Form of Series Designation for the Enron Convertible
                          Preferred Stock (Annex F to the Proxy Statement/Prospectus
                          included in Enron's Registration Statement on Form
                          S-4 -- File No. 333-13791).
           3.06           Form of Series Designation for the Enron 9.142% Preferred
                          Stock (Annex G to the Proxy Statement/Prospectus included in
                          Enron's Registration Statement on Form S-4 -- File No.
                          333-13791).
           3.07           Form of Series Designation for the Enron Series A Junior
                          Voting Convertible Preferred Stock (Exhibit 3.07 to Enron's
                          Registration Statement on Form S-3 -- Form 333-44133).
           3.08           Statement of Resolutions Establishing a Series of Preferred
                          Stock of Enron Corp. -- Mandatorily Convertible Single Reset
                          Preferred Stock, Series A (Exhibit 4.01 to Enron's Form 8-K
                          filed on January 26, 1999).
           3.09           Statement of Resolutions Establishing a Series of Preferred
                          Stock of Enron Corp. -- Mandatorily Convertible Single Reset
                          Preferred Stock, Series B (Exhibit 4.02 to Enron's Form 8-K
                          filed on January 26, 1999).
           4.01           Indenture dated November 1, 1985 between Enron and the
                          Trustee (Form T-3 Application for Qualification of
                          Indentures under the Trust Indenture Act of 1939, File No.
                          22-14390, filed on October 24, 1985).
           4.02           First Supplemental Indenture dated as of December 1, 1995, between Enron and the Trustee (Exhibit 4(b) to Enron's
                          Registration Statement on Form S-3 filed on November 8,
                          1995).
           4.03           Supplemental Indenture, dated as of May 8, 1997, by and
                          among Enron Corp., Enron Oregon Corp. and Harris Trust and
                          Savings Bank, as Trustee (Exhibit 4.02 to Post-Effective
                          Amendment No. 1 to Enron's Registration Statement on Form
                          S-3, File No. 33-60417).
           4.04           Form of Supplemental Indenture, dated as of September 1,
                          1997, between Enron Corp. and Harris Trust and Savings Bank, as Trustee (Exhibit 4.03 to Enron's Registration Statement
                          on Form S-3, File No. 333-35549).
           4.05           Form of supplemental indenture relating to the Exchangeable
                          Notes.
           4.06           Form of Exchangeable Note (included in Exhibit 4.05).
           5.01           Opinion of James V. Derrick, Jr., Esq., Executive Vice
                          President and General Counsel of Enron Corp.
           8.01           Opinion of Vinson & Elkins L.L.P. as to certain tax matters.
          10.01           Share Exchange Agreement dated as of July 19, 1999 between
                          Enron Corp. and Enron Oil & Gas Company (Exhibit 2 to Enron
                          Oil & Gas Company's Registration Statement on Form S-3, File
                          No. 333-83533).
          12.01           Statement and Computation Showing the Ratio of Earnings to
                          Fixed Charges.

          23.01           Consent of Arthur Andersen LLP.
          23.02           Consent of DeGolyer and MacNaughton.
          23.03           Consent of James V. Derrick, Jr., Esq. (included in Exhibit
                          5.01 above).
          23.04           Consent of Vinson & Elkins L.L.P. (included in Exhibit 8.01 above).
          24              Powers of Attorney of certain directors of Enron Corp.
          25              Form T-1, Statement of Eligibility under the Trust Indenture
                          Act of 1939 of Harris Trust and Savings Bank.


---------------


* Filed herewith.